Income Taxes	12 Months Ended
Dec. 31, 2013
Income Taxes [Abstract]
INCOME TAXES

NOTE 14 – INCOME TAXES

Income tax expense was as follows:

	2013	2012	2011
Current Federal	$-	$-	$-
Deferred Federal	-	-	-
Total	$-	$-	$-

Effective tax rates differ from the federal statutory rate of 34% applied to loss before income taxes due to the following:

	2013	2012	2011
Federal Statutory rate times financial statement income (loss)	$(312)	$(1,280)	$(1,845)

Effect of:
Incentive Stock Options	47	3	6
Bank owned life insurance income	(44)	(45)	(44)
Increase in deferred tax valuation allowance	303	1,314	1,876
Other	6	8	7
	$-	$-	$-
Effective tax rate	0%	0%	0%

Year-end deferred tax assets and liabilities were due to the following:

	2013	2012
Deferred tax assets:
Allowance for loan losses	$1,002	$1,298
Post-retirement death benefits	69	70
Deferred compensation	88	93
Deferred loan fees	44	-
AMT Credit	60	60
Nonaccrual interest	80	83
Depreciation	-	71
Tax mark-to-market adjustment	-	36
Net operating loss carry forward	2,487	1,904
Other	38	12
	3,868	3,627

Deferred tax liability:
FHLB stock dividend	366	366
Mortgage servicing rights	7	9
Depreciation	31	-
Prepaid expenses	63	94
Unrealized gain on securities available for sale	33	36
	500	505
Net deferred tax asset before valuation allowance	3,368	3,122
Deferred tax valuation allowance	(3,368)	(3,122)
Net deferred tax asset	$-	$-

Federal income tax laws provided additional deductions, totaling $2,250, for thrift bad debt reserves established before 1988.  Accounting standards do not require a deferred tax liability to be recorded on this amount, which otherwise would total $765 at year-end 2013.  However, if CFBank were wholly or partially liquidated or otherwise ceases to be a bank, or if tax laws were to change, this amount would have to be recaptured and a tax liability recorded.   Additionally, any distributions in excess of CFBank’s current or accumulated earnings and profits would reduce amounts allocated to its bad debt reserve and create a tax liability for CFBank. The amount of additional taxable income created by such a distribution is an amount that, when reduced by the tax attributable to the income, is equal to the amount of the distribution. Thus, if CFBank makes a distribution that reduces the amount allocated to its bad debt reserve, then approximately one and one-half times the amount used would be includible in gross income for federal income tax purposes, assuming a 34% corporate income tax rate. CFBank does not intend to make distributions that would result in a recapture of any portion of its bad debt reserve.

In 2012, a recapitalization program through the sale of $22.5 million in common stock improved the capital levels of the Bank and provided working capital for the holding company. The result of the change in stock ownership associated with the stock offering, within the guidelines of Section 382 of the Internal Revenue Code of 1986, was that the Company incurred an ownership change. At year-end 2013, the Company had net operating loss carryforwards of $27,835, which expire at various dates from 2024 to 2033, and has alternative minimum tax credit   carryforwards of $60, which do not expire. As a result of the ownership change, the Company's ability to utilize carryforwards that arose before the stock offering closed is limited to $163 per year. Due to this limitation, management determined it is more likely than not that $20,520 of net operating loss carryforwards will expire unutilized. As required by accounting standards, the Company reduced the carrying value of deferred tax assets, and the corresponding valuation allowance, by the $6,977 tax effect of this lost realizability.

The Company maintained a valuation allowance against the net deferred tax assets at December 31, 2013 and December 31, 2012, based on its estimate of future reversal and utilization. When determining the amount of deferred tax assets that are more-likely-than-not to be realized, and therefore recorded as a benefit, the Company conducts a regular assessment of all available information. This information includes, but is not limited to, taxable income in prior periods, projected future income and projected future reversals of deferred tax items. Based on these criteria, the Company determined that it was necessary to maintain a full valuation allowance against the entire net deferred tax asset.

At December 31, 2013 and 2012, the Company had no unrecognized tax benefits recorded.  The Company does not expect the amount of unrecognized tax benefits to significantly change within the next twelve months.  The Company is subject to U.S. federal income tax and is no longer subject to federal examination for years prior to 2010.